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                                                                   Exhibit 23.02

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 31, 1999, with respect to the financial statements of PeopleServe, Inc. included in the Registration Statement on Form S-4 and related Prospectus of Res-Care, Inc. for the registration of its common shares.


                                                    /s/ ERNST & YOUNG LLP

Columbus, Ohio
April 7, 1999